Exhibit 99.1 SunCoke Energy Investor PresentationExhibit 99.1 SunCoke Energy Investor Presentation

2 Important Notice to Investors This communication includes important information about the proposed and pending acquisition by SXC of all publicly held common units of SXCP. SXC has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a draft joint prospectus/consent statement/proxy statement of SXC and SXCP. Once the SEC has completed its review of this filing and declared it effective, SXC and SXCP security holders are urged to read the definitive joint prospectus/consent statement/proxy statement and other documents filed with the SEC regarding the proposed transaction carefully and in their entirety when they become available because they will contain important information. Investors may obtain a free copy of the draft joint prospectus/consent statement/proxy statement at any time and will be able to obtain a free copy of the definitive joint prospectus/consent statement/proxy statement when it becomes available, as well as other filings containing information about the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the definitive joint prospectus/consent statement/proxy statement when it becomes available, as well as copies of the filings with the SEC that will be incorporated by reference in such definitive joint prospectus/consent statement/proxy statement, can be obtained, without charge by directing a request either to SXC, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations or to SXCP, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations. The respective directors and executive officers of SXC and SXCP may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934 as amended) in respect of the proposed transaction. Information about SXC’s directors and executive officers is available in SXC’s annual report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019. Information about SXCP’s directors and executive officers is available in SXCP’s annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 15, 2019. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint definitive prospectus/consent statement/proxy statement, when available, and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.2 Important Notice to Investors This communication includes important information about the proposed and pending acquisition by SXC of all publicly held common units of SXCP. SXC has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a draft joint prospectus/consent statement/proxy statement of SXC and SXCP. Once the SEC has completed its review of this filing and declared it effective, SXC and SXCP security holders are urged to read the definitive joint prospectus/consent statement/proxy statement and other documents filed with the SEC regarding the proposed transaction carefully and in their entirety when they become available because they will contain important information. Investors may obtain a free copy of the draft joint prospectus/consent statement/proxy statement at any time and will be able to obtain a free copy of the definitive joint prospectus/consent statement/proxy statement when it becomes available, as well as other filings containing information about the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the definitive joint prospectus/consent statement/proxy statement when it becomes available, as well as copies of the filings with the SEC that will be incorporated by reference in such definitive joint prospectus/consent statement/proxy statement, can be obtained, without charge by directing a request either to SXC, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations or to SXCP, 1011 Warrenville Road, 6th Floor, Lisle, IL 60532 USA, Attention: Investor Relations. The respective directors and executive officers of SXC and SXCP may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934 as amended) in respect of the proposed transaction. Information about SXC’s directors and executive officers is available in SXC’s annual report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 15, 2019. Information about SXCP’s directors and executive officers is available in SXCP’s annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 15, 2019. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint definitive prospectus/consent statement/proxy statement, when available, and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

3 Forward-Looking Statements Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP). These statements are not guarantees of future performance and undue reliance should not be placed on them. Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions, and include, but are not limited to, statements regarding: the expected benefits of the proposed transaction to SXC and SXCP and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expected levels of cash distributions by SXCP to its unitholders and dividends by SXC to its shareholders; expected synergies and shareholder value to result from the combined company; future credit ratings; the financial condition of the combined company; and plans and objectives of management for future operations and growth. Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond the control of SXC and SXCP, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives. For more information concerning these factors, see the SEC filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings. The forward-looking statements in this presentation speak only as of the date hereof. Except as required by applicable law, SXC and SXCP do not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise after the date of this presentation. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. These data should be read in conjunction with the periodic reports of SXC and SXCP previously filed with the SEC. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. SXC and SXCP have not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data.3 Forward-Looking Statements Except for statements of historical fact, information contained in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon information currently available, and express management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP). These statements are not guarantees of future performance and undue reliance should not be placed on them. Although management believes that its plans, intentions and expectations reflected in, or suggested by, the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Forward-looking statements often may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “contemplate,” “estimate,” “predict,” “guidance,” “forecast,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions, and include, but are not limited to, statements regarding: the expected benefits of the proposed transaction to SXC and SXCP and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expected levels of cash distributions by SXCP to its unitholders and dividends by SXC to its shareholders; expected synergies and shareholder value to result from the combined company; future credit ratings; the financial condition of the combined company; and plans and objectives of management for future operations and growth. Such statements are subject to a number of known and unknown risks, and uncertainties, many of which are beyond the control of SXC and SXCP, or are difficult to predict, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission (SEC) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Such factors include, but are not limited to: changes in industry conditions; the ability to renew current customer, supplier and other material agreements; future liquidity, working capital and capital requirements; the ability to successfully implement business strategies and potential growth opportunities; the impact of indebtedness and financing plans, including sources and availability of third-party financing; possible or assumed future results of operations; the outcome of pending and future litigation; potential operating performance improvements and the ability to achieve anticipated cost savings from strategic revenue and efficiency initiatives. For more information concerning these factors, see the SEC filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by the cautionary statements contained in such SEC filings. The forward-looking statements in this presentation speak only as of the date hereof. Except as required by applicable law, SXC and SXCP do not have any intention or obligation to revise or update publicly any forward-looking statement (or associated cautionary language) made herein, whether as a result of new information, future events, or otherwise after the date of this presentation. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. These data should be read in conjunction with the periodic reports of SXC and SXCP previously filed with the SEC. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals indicated and percentages may not precisely reflect the absolute figures for the same reason. Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. SXC and SXCP have not independently verified the data obtained from these sources and cannot assure investors of either the accuracy or completeness of such data.

4 SunCoke Overview Leading raw materials processing and handling company with existing operations in cokemaking & logistics Business Segments Key Financial Highlights (1) Adjusted EBITDA • Largest independent coke producer in North America serving all 3 major blast furnace $270 $263 steel producers $235 $217 $185 • 4.2M tons of domestic coke capacity • Long-term, take-or-pay contracts with key pass-through provisions Cokemaking (1) 2019 Adj. EBITDA Guidance: $217M - $223M • Advantaged operating characteristics (2) 2015 2016 2017 2018 2019E (3) Leverage Ratio • Strategically located coal handling terminals with access to rail, barge and truck 5.4x • Fee per ton handled, limited commodity risk 4.0x 3.8x 3.3x 3.2x • >40M tons of total throughput capacity • 10M tons volume commitment via take-or- Logistics (1) pay contracts with low cost ILB producers 2019 Adj. EBITDA Guidance: $73M - $75M (4) 2015 2016 2017 2018 Current (1) See appendix for definition and reconciliation of Adjusted EBITDA (2) Midpoint of 2019 guidance range of $265 to $275 million; (3) Represents gross debt divided by Adjusted EBITDA; (4) Calculated using Q1 2019 gross debt divided by midpoint of 2019 Adjusted EBITDA guidance range4 SunCoke Overview Leading raw materials processing and handling company with existing operations in cokemaking & logistics Business Segments Key Financial Highlights (1) Adjusted EBITDA • Largest independent coke producer in North America serving all 3 major blast furnace $270 $263 steel producers $235 $217 $185 • 4.2M tons of domestic coke capacity • Long-term, take-or-pay contracts with key pass-through provisions Cokemaking (1) 2019 Adj. EBITDA Guidance: $217M - $223M • Advantaged operating characteristics (2) 2015 2016 2017 2018 2019E (3) Leverage Ratio • Strategically located coal handling terminals with access to rail, barge and truck 5.4x • Fee per ton handled, limited commodity risk 4.0x 3.8x 3.3x 3.2x • >40M tons of total throughput capacity • 10M tons volume commitment via take-or- Logistics (1) pay contracts with low cost ILB producers 2019 Adj. EBITDA Guidance: $73M - $75M (4) 2015 2016 2017 2018 Current (1) See appendix for definition and reconciliation of Adjusted EBITDA (2) Midpoint of 2019 guidance range of $265 to $275 million; (3) Represents gross debt divided by Adjusted EBITDA; (4) Calculated using Q1 2019 gross debt divided by midpoint of 2019 Adjusted EBITDA guidance range

5 Advantaged Assets Driving Value Creation Advantaged Assets with Attractive Industry Steady Cash Flow Balanced Capital Leading Market Positions Dynamics Generation Allocation Strategy • Industry leading • Steel and coal • Significant value • Supported by long- cokemaking and industry tailwinds creation supported by term, take-or-pay logistics market driving growth strong cash flow and contracts with limited positions opportunities financial flexibility commodity price • Youngest and most exposure - Tight domestic - Expect to initiate a technologically- supply/demand • Average remaining $0.24/share annual advanced cokemaking fundamentals for cokemaking contract fleet dividend after coke life of ~6 years across closing of • Low cost, logistically fleet Simplification - Cost advantaged advantaged terminals transaction cokemaking versus • ~90% of logistics Adj. global imports EBITDA underpinned - Rapid deleveraging by long-term - Steady coal export to 3.0x gross commitments demand debt/EBITDA target • Simplification strategy - Pursuing growth drives 27% increase in opportunities adj. free cash flow per - Return of capital to share to Pro Forma (1) shareholders $1.65/share (1) See appendix for reconciliation of adjusted free cash flow per share5 Advantaged Assets Driving Value Creation Advantaged Assets with Attractive Industry Steady Cash Flow Balanced Capital Leading Market Positions Dynamics Generation Allocation Strategy • Industry leading • Steel and coal • Significant value • Supported by long- cokemaking and industry tailwinds creation supported by term, take-or-pay logistics market driving growth strong cash flow and contracts with limited positions opportunities financial flexibility commodity price • Youngest and most exposure - Tight domestic - Expect to initiate a technologically- supply/demand • Average remaining $0.24/share annual advanced cokemaking fundamentals for cokemaking contract fleet dividend after coke life of ~6 years across closing of • Low cost, logistically fleet Simplification - Cost advantaged advantaged terminals transaction cokemaking versus • ~90% of logistics Adj. global imports EBITDA underpinned - Rapid deleveraging by long-term - Steady coal export to 3.0x gross commitments demand debt/EBITDA target • Simplification strategy - Pursuing growth drives 27% increase in opportunities adj. free cash flow per - Return of capital to share to Pro Forma (1) shareholders $1.65/share (1) See appendix for reconciliation of adjusted free cash flow per share

6 Strategically Located Network of Assets North American Operations Cokemaking Advantages Legend • Domestic assets strategically located to 1 Jewell Coke serve customers’ blast furnace assets ME 2 Indiana Harbor – Three facilities co-located with VT MN NH customer BF and remaining two 3 Haverhill I & II facilities benefit from advantaged rail WI NY MA MI 4 RI CT Granite City logistics 5 NJ Middletown PA • Close proximity to met. coal feedstock 2 Not IA 7 OH 6 Vitória, Brazil MD • Access to outbound coke logistics provide pictured DE IL WV flexibility to serve multiple customers 5 IN 7 Lake Terminal 3 8b VA MO 8a 8a 4 Logistics Advantages KRT Ceredo KY 1 NC 8b KRT Quincy TN • Only rail served bulk export facility on SC lower Mississippi River 9 Convent Marine Terminal AR AL GA • Uniquely positioned with dual-rail and MS Cokemaking barge in/out capability on Ohio River LA Logistics • Locations on Ohio River system well 9 positioned to serve coal miners, power FL SunCoke Headquarters companies and steelmakers6 Strategically Located Network of Assets North American Operations Cokemaking Advantages Legend • Domestic assets strategically located to 1 Jewell Coke serve customers’ blast furnace assets ME 2 Indiana Harbor – Three facilities co-located with VT MN NH customer BF and remaining two 3 Haverhill I & II facilities benefit from advantaged rail WI NY MA MI 4 RI CT Granite City logistics 5 NJ Middletown PA • Close proximity to met. coal feedstock 2 Not IA 7 OH 6 Vitória, Brazil MD • Access to outbound coke logistics provide pictured DE IL WV flexibility to serve multiple customers 5 IN 7 Lake Terminal 3 8b VA MO 8a 8a 4 Logistics Advantages KRT Ceredo KY 1 NC 8b KRT Quincy TN • Only rail served bulk export facility on SC lower Mississippi River 9 Convent Marine Terminal AR AL GA • Uniquely positioned with dual-rail and MS Cokemaking barge in/out capability on Ohio River LA Logistics • Locations on Ohio River system well 9 positioned to serve coal miners, power FL SunCoke Headquarters companies and steelmakers

7 Simplification Positions SunCoke for Long-Term Success Illustrative SXC adjusted free Simplifies (1) cash flow per share • Reduces complexity and simplifies governance SunCoke’s Organizational and • Aligns interests of SXC shareholders and SXCP unitholders Capital Structure 27% • Accelerates debt reduction to 3.0x gross debt to EBITDA target $1.65 • Reduces SunCoke’s cash tax expense over the next five years Improves Financial • Estimated cost synergies of ~$2.0 million per year Flexibility $1.30 • Cash flow synergies total ~$50 million over first 5 years • Supports $0.06 quarterly dividend per share Expands Universe • Eliminates MLP qualifying income limitations on growth of Growth • More cash flow available for investment in growth projects Opportunities • Increases equity market capitalization, public float and trading liquidity Lowers Cost of • Broadens institutional investor base and access to capital markets Capital and Status Quo Pro Forma Enhances Trading • Enhances cost of and access to debt capital markets Liquidity • Reduces effective equity cost of capital (1) See appendix for reconciliation of adjusted free cash flow per share7 Simplification Positions SunCoke for Long-Term Success Illustrative SXC adjusted free Simplifies (1) cash flow per share • Reduces complexity and simplifies governance SunCoke’s Organizational and • Aligns interests of SXC shareholders and SXCP unitholders Capital Structure 27% • Accelerates debt reduction to 3.0x gross debt to EBITDA target $1.65 • Reduces SunCoke’s cash tax expense over the next five years Improves Financial • Estimated cost synergies of ~$2.0 million per year Flexibility $1.30 • Cash flow synergies total ~$50 million over first 5 years • Supports $0.06 quarterly dividend per share Expands Universe • Eliminates MLP qualifying income limitations on growth of Growth • More cash flow available for investment in growth projects Opportunities • Increases equity market capitalization, public float and trading liquidity Lowers Cost of • Broadens institutional investor base and access to capital markets Capital and Status Quo Pro Forma Enhances Trading • Enhances cost of and access to debt capital markets Liquidity • Reduces effective equity cost of capital (1) See appendix for reconciliation of adjusted free cash flow per share

Cokemaking OverviewCokemaking Overview

9 Durable Model with Strong Market Dynamics Stable Long-term Favorable Long-term Coke Superior Asset Characteristics Business Model Supply/Demand Dynamics • Steady cash flow generation • Newest fleet of cokemaking • Long-run steel demand stable, facilities and equipment in the and any increased domestic • Limited commodity price industry steel demand could result in exposure as a result of cost pass coke shortage through provisions • Leading technology with EPA MACT environmental signature • Natural level of support for BFs • Average remaining cokemaking given technology/product mix contract life of ~6 years across • Logistically advantaged assets fleet provide inbound and outbound • Coke market in balance today efficiencies • Aging fleet of by-product coke • Ovens consistently produce batteries continue to be at risk high quality of coke desired by • Coke imports not viable long- our customers term supply alterative for BF operators9 Durable Model with Strong Market Dynamics Stable Long-term Favorable Long-term Coke Superior Asset Characteristics Business Model Supply/Demand Dynamics • Steady cash flow generation • Newest fleet of cokemaking • Long-run steel demand stable, facilities and equipment in the and any increased domestic • Limited commodity price industry steel demand could result in exposure as a result of cost pass coke shortage through provisions • Leading technology with EPA MACT environmental signature • Natural level of support for BFs • Average remaining cokemaking given technology/product mix contract life of ~6 years across • Logistically advantaged assets fleet provide inbound and outbound • Coke market in balance today efficiencies • Aging fleet of by-product coke • Ovens consistently produce batteries continue to be at risk high quality of coke desired by • Coke imports not viable long- our customers term supply alterative for BF operators

10 Long-term, Contracted Earnings Stream Long-term, take-or-pay contracts generate stable cash flow and insulate business from industry cyclicality Contract Observations Take-or-Pay Contract Provisions • Customers required to take the contract-maximum coke General Provisions • Long-term, take-or-pay nature provides stability during downturns Fixed Fee ü • Commodity price risk minimized by passing through operating costs to customer Take-or-Pay ü • Contracts typically contain minimal early termination without default • Counterparty risk mitigated by contracting with customers’ respective parent companies Minimal Termination Provisions ü Contract Duration 15 – 20 yrs. Coke Contract Duration and Facility Capacity Avg. Remaining Contract Life ~6 yrs. (1) Middletown 550Kt Capacity Dec. 2032 SXCP Pass-through Provisions Granite City 650Kt Capacity Dec. 2025 SXCP Cost of Coal ü Indiana Harbor 1,220Kt Capacity Oct. 2023 SXC Coal Blending and Transport ü Haverhill 2 550Kt Capacity Dec. 2021 SXCP Ops. & Maintenance (“O&M”) Costs ü Haverhill 1 550Kt Capacity Dec. 2020 SXCP Taxes (ex. Income Taxes) ü Jewell Coke 720Kt Capacity Dec. 2020 SXC Changes in Regulation ü 1) Represents production capacity for blast furnace-sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year10 Long-term, Contracted Earnings Stream Long-term, take-or-pay contracts generate stable cash flow and insulate business from industry cyclicality Contract Observations Take-or-Pay Contract Provisions • Customers required to take the contract-maximum coke General Provisions • Long-term, take-or-pay nature provides stability during downturns Fixed Fee ü • Commodity price risk minimized by passing through operating costs to customer Take-or-Pay ü • Contracts typically contain minimal early termination without default • Counterparty risk mitigated by contracting with customers’ respective parent companies Minimal Termination Provisions ü Contract Duration 15 – 20 yrs. Coke Contract Duration and Facility Capacity Avg. Remaining Contract Life ~6 yrs. (1) Middletown 550Kt Capacity Dec. 2032 SXCP Pass-through Provisions Granite City 650Kt Capacity Dec. 2025 SXCP Cost of Coal ü Indiana Harbor 1,220Kt Capacity Oct. 2023 SXC Coal Blending and Transport ü Haverhill 2 550Kt Capacity Dec. 2021 SXCP Ops. & Maintenance (“O&M”) Costs ü Haverhill 1 550Kt Capacity Dec. 2020 SXCP Taxes (ex. Income Taxes) ü Jewell Coke 720Kt Capacity Dec. 2020 SXC Changes in Regulation ü 1) Represents production capacity for blast furnace-sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year

11 Industry Leading Technology SunCoke’s cokemaking technology is the basis for U.S. EPA MACT standards and makes larger, stronger coke SunCoke’s Heat Recovery Cokemaking Technology • Negative Pressure Ovens - MACT standard for heat recovery / non-recovery batteries • Cogeneration potential (convert waste heat into steam or electricity) - More fungible by-product (generate ~9MW of electrical power per 110Kt annual coke production) • No wall pressure limitations on coal blend • Higher turndown flexibility SunCoke Heat Recovery Ovens • Higher CSR coke quality • Lower capital cost and simpler operation By-Product Cokemaking Technology • Positive Pressure Ovens - Allows fugitive emission of hazardous pollutants via cracks / leaks - No air leaks into oven results in higher coal-to-coke yields • By-product use and value - Makes coke oven gas for steelmaking as natural gas pricing hedge Increasingly limited, less valuable market options for coal tar and oil by-products - • No volatile matter limitations on coal blend By-Product Ovens • Smaller oven footprint for new and replacement ovens11 Industry Leading Technology SunCoke’s cokemaking technology is the basis for U.S. EPA MACT standards and makes larger, stronger coke SunCoke’s Heat Recovery Cokemaking Technology • Negative Pressure Ovens - MACT standard for heat recovery / non-recovery batteries • Cogeneration potential (convert waste heat into steam or electricity) - More fungible by-product (generate ~9MW of electrical power per 110Kt annual coke production) • No wall pressure limitations on coal blend • Higher turndown flexibility SunCoke Heat Recovery Ovens • Higher CSR coke quality • Lower capital cost and simpler operation By-Product Cokemaking Technology • Positive Pressure Ovens - Allows fugitive emission of hazardous pollutants via cracks / leaks - No air leaks into oven results in higher coal-to-coke yields • By-product use and value - Makes coke oven gas for steelmaking as natural gas pricing hedge Increasingly limited, less valuable market options for coal tar and oil by-products - • No volatile matter limitations on coal blend By-Product Ovens • Smaller oven footprint for new and replacement ovens

12 Tightly Balanced North American Coke Market 2019E U.S. Coke Capacity Commentary (1) (2) • U.S. coke market in balance Nameplate Capacity: 14.0 million tons Effective Capacity: 12.0 million tons - Increase in utilization or further closures of coke capacity would tip to shortfall 10% 8% - Estimate a 1% increase in BF utilization would result in ~200Kt coke (1) demand 30% 34% 58% • Canadian coke market is generally in balance with 600ktpy from 60% the U.S. going to Essar and ArcelorMittal - If Stelco Hamilton BF restarted, the Canadian market would be structurally short Integrated Steel SunCoke Merchant • Several catalysts exist which could impact near and long-term coke balance 2019E Coke Supply / Demand Balance - Infrastructure stimulus and/or increases in domestic oil production could result in higher BF utilization rates 12.0 12.0 - Aged and environmentally challenged coke batteries are at risk of closure 12.0 1.0 1.7 within next 5 years AK Steel Other 10.0 US Steel Steelmakers 8.0 • Imports available but not attractive for long-term supply 5.1 6.9 AMUSA SunCoke 6.0 (4) - Customers “will not put blast furnace operations at risk” with 4.0 uncertain/unstable coke supply 5.2 2.0 4.1 - Challenged logistics, unreliable quality and volatile pricing 0.0 (3) (2) • Any new build must meet SunCoke-type technology standards Current Demand Current Effective Capacity 1) Source: CRU Group - New coke battery requires significant capital investment (Middletown 2) SunCoke estimates based on market intelligence. Excludes foundry coke volumes and 600 ktpy U.S. volumes exported to Canada build cost >$400M) and 3+ years lead time 3) SunCoke estimates based on AISI blast furnace operations data 4) Source: CRU-Insight – “Frugality at the Expense of Quality”12 Tightly Balanced North American Coke Market 2019E U.S. Coke Capacity Commentary (1) (2) • U.S. coke market in balance Nameplate Capacity: 14.0 million tons Effective Capacity: 12.0 million tons - Increase in utilization or further closures of coke capacity would tip to shortfall 10% 8% - Estimate a 1% increase in BF utilization would result in ~200Kt coke (1) demand 30% 34% 58% • Canadian coke market is generally in balance with 600ktpy from 60% the U.S. going to Essar and ArcelorMittal - If Stelco Hamilton BF restarted, the Canadian market would be structurally short Integrated Steel SunCoke Merchant • Several catalysts exist which could impact near and long-term coke balance 2019E Coke Supply / Demand Balance - Infrastructure stimulus and/or increases in domestic oil production could result in higher BF utilization rates 12.0 12.0 - Aged and environmentally challenged coke batteries are at risk of closure 12.0 1.0 1.7 within next 5 years AK Steel Other 10.0 US Steel Steelmakers 8.0 • Imports available but not attractive for long-term supply 5.1 6.9 AMUSA SunCoke 6.0 (4) - Customers “will not put blast furnace operations at risk” with 4.0 uncertain/unstable coke supply 5.2 2.0 4.1 - Challenged logistics, unreliable quality and volatile pricing 0.0 (3) (2) • Any new build must meet SunCoke-type technology standards Current Demand Current Effective Capacity 1) Source: CRU Group - New coke battery requires significant capital investment (Middletown 2) SunCoke estimates based on market intelligence. Excludes foundry coke volumes and 600 ktpy U.S. volumes exported to Canada build cost >$400M) and 3+ years lead time 3) SunCoke estimates based on AISI blast furnace operations data 4) Source: CRU-Insight – “Frugality at the Expense of Quality”

13 Shrinking Coke Supply Base Creates Opportunity Expect aging by-product battery closures to continue, creating opportunity for SunCoke Aging Cokemaking Facilities Aging Capacity Creates Opportunity % of U.S. and Canada Average Age • Closures driven by combination of deteriorating facilities and Coke Capacity (Excl. SXC) environmental challenges 48 • AK Ashland Coke closed (2010) and resulted in long-term, take- or-pay contracts with SunCoke at Middletown and Haverhill 21% • In last five years, approximately 2.5 million tons of additional capacity was permanently closed: 49% - USS Gary Works (1,200k) - USS Granite City (500k) 15 30% - AM Dofasco (455k) - DTE Shenango (320k) <30 years 30-40 years >40 years SunCoke U.S. and Canada • Believe additional 1.5 – 2.0 million tons of cokemaking capacity (Excl. SXC) is at risk of closure in the next five years ~79% of coke capacity (excl. SXC) is at facilities >30 years old Source: CRU Group – Metallurgical Coke Market Outlook Report, Company Estimates13 Shrinking Coke Supply Base Creates Opportunity Expect aging by-product battery closures to continue, creating opportunity for SunCoke Aging Cokemaking Facilities Aging Capacity Creates Opportunity % of U.S. and Canada Average Age • Closures driven by combination of deteriorating facilities and Coke Capacity (Excl. SXC) environmental challenges 48 • AK Ashland Coke closed (2010) and resulted in long-term, take- or-pay contracts with SunCoke at Middletown and Haverhill 21% • In last five years, approximately 2.5 million tons of additional capacity was permanently closed: 49% - USS Gary Works (1,200k) - USS Granite City (500k) 15 30% - AM Dofasco (455k) - DTE Shenango (320k) <30 years 30-40 years >40 years SunCoke U.S. and Canada • Believe additional 1.5 – 2.0 million tons of cokemaking capacity (Excl. SXC) is at risk of closure in the next five years ~79% of coke capacity (excl. SXC) is at facilities >30 years old Source: CRU Group – Metallurgical Coke Market Outlook Report, Company Estimates

14 Performance Improvement at Indiana Harbor (1) (2) Anticipate run-rate IHO Adj. EBITDA of ~$50M after the final phase of oven rebuild project is completed in 2019 (1) (1) Indiana Harbor Rebuild Progress Indiana Harbor Performance Outlook ~$50 • To-date, ~80% of the facility completely rebuilt (A/C/D batteries) ~$22 • In 2019, anticipate to complete comprehensive rebuild on 57 ~$15 remaining B-battery ovens ~ 1,220 ~($3) ~($7) • Expect 2019 B-battery rebuilds can be executed at $50M - $60M ~($18) ~ 1,025 - $40M -$48M of capital expenditures - $10M - $12M of operating expenses 973 957 904 826 • Once 2019 campaign completed, 100% of facility fully rebuilt • Once 2019 rebuild campaign completed, expect IHO to deliver 2015 2016 2017 2018 2019E 2020E (2) Adj. EBITDA run-rate of ~$50M on 1.22Mt production Ovens Rebuilt Per Year (Est.) 48 ovens 38 ovens 58 ovens 67 ovens 57 ovens (2) Adjusted EBITDA ($M) Coke Production (Kt) (1) Represents 100% of IHO operations, including a 14.8% third-party interest in the cokemaking facility. (2) See appendix for a definition and reconciliation of Adjusted EBITDA. 14 Performance Improvement at Indiana Harbor (1) (2) Anticipate run-rate IHO Adj. EBITDA of ~$50M after the final phase of oven rebuild project is completed in 2019 (1) (1) Indiana Harbor Rebuild Progress Indiana Harbor Performance Outlook ~$50 • To-date, ~80% of the facility completely rebuilt (A/C/D batteries) ~$22 • In 2019, anticipate to complete comprehensive rebuild on 57 ~$15 remaining B-battery ovens ~ 1,220 ~($3) ~($7) • Expect 2019 B-battery rebuilds can be executed at $50M - $60M ~($18) ~ 1,025 - $40M -$48M of capital expenditures - $10M - $12M of operating expenses 973 957 904 826 • Once 2019 campaign completed, 100% of facility fully rebuilt • Once 2019 rebuild campaign completed, expect IHO to deliver 2015 2016 2017 2018 2019E 2020E (2) Adj. EBITDA run-rate of ~$50M on 1.22Mt production Ovens Rebuilt Per Year (Est.) 48 ovens 38 ovens 58 ovens 67 ovens 57 ovens (2) Adjusted EBITDA ($M) Coke Production (Kt) (1) Represents 100% of IHO operations, including a 14.8% third-party interest in the cokemaking facility. (2) See appendix for a definition and reconciliation of Adjusted EBITDA.

15 SunCoke’s Superior Assets Will Drive Contract Renewals Value Proposition Competitive Advantage • Advantaged operating cost structure and capital investment requirements • SunCoke’s average asset age is ~15 years compared Superior Asset Age to ~48 years for all other US/Canadian capacity • Improved ability to capture additional market share as competitors’ older facilities retire • SunCoke technology sets environmental MACT Advantaged standard for heat-recovery cokemaking in US • Advantaged environmental signature provides Environmental barrier to entry for any greenfield projects • Only US company to construct domestic greenfield Signature coke facility in last 25 years • Cokemaking facilities in close proximity or co-located • Reduced transportation cost for customers Strategically Located with customer blast furnace assets • Flexibility to support multiple BF facilities from single Assets • Onsite rail and/or barge infrastructure capabilities SunCoke cokemaking plant • SunCoke is a proven partner with a track record of • Supply chain stability incentivizes BF customers to Reliable, Secure, providing reliable, high-quality coke enter into long-term, take-or-pay contracts Long-term Coke Supply • Imported spot coke may not meet required • Limited viable long-term coke substitute specifications • Coke is a critical raw material input for blast furnace • Quality of coke is integral to the economic operation Advantage Supplier of steel production with no viable substitute of blast furnaces High Quality Coke • SunCoke ovens consistently produce high strength • SunCoke ovens increase operational flexibility by coke desired by our customers easily allowing for coal blend changes 1 515 SunCoke’s Superior Assets Will Drive Contract Renewals Value Proposition Competitive Advantage • Advantaged operating cost structure and capital investment requirements • SunCoke’s average asset age is ~15 years compared Superior Asset Age to ~48 years for all other US/Canadian capacity • Improved ability to capture additional market share as competitors’ older facilities retire • SunCoke technology sets environmental MACT Advantaged standard for heat-recovery cokemaking in US • Advantaged environmental signature provides Environmental barrier to entry for any greenfield projects • Only US company to construct domestic greenfield Signature coke facility in last 25 years • Cokemaking facilities in close proximity or co-located • Reduced transportation cost for customers Strategically Located with customer blast furnace assets • Flexibility to support multiple BF facilities from single Assets • Onsite rail and/or barge infrastructure capabilities SunCoke cokemaking plant • SunCoke is a proven partner with a track record of • Supply chain stability incentivizes BF customers to Reliable, Secure, providing reliable, high-quality coke enter into long-term, take-or-pay contracts Long-term Coke Supply • Imported spot coke may not meet required • Limited viable long-term coke substitute specifications • Coke is a critical raw material input for blast furnace • Quality of coke is integral to the economic operation Advantage Supplier of steel production with no viable substitute of blast furnaces High Quality Coke • SunCoke ovens consistently produce high strength • SunCoke ovens increase operational flexibility by coke desired by our customers easily allowing for coal blend changes 1 5

Logistics OverviewLogistics Overview

17 Strategic Network of Low Cost Facilities Well Positioned • Strategically located assets with access to barge, rail and truck Domestic Logistics • Provide key logistics services for various met. and thermal coal producers and consumers Facilities • Only dry-bulk, rail-serviced terminal on lower Mississippi with significant logistical advantages • State-of-the-art facility with new $120 million shiploader Advantaged Gulf Coast Facility • Physical facility footprint suitable for further expansion • Access to coal, petcoke, liquids and other industrial material markets • Low-cost position in Illinois Basin (“ILB”) market insulates customers from market contraction Competitive, Low- Cost ILB Producers • ILB customers have completed key refinancing efforts, significantly improving credit profiles • U.S. thermal coal producers continue to augment domestic demand with export shipments Attractive Seaborne • Seaborne thermal coal market expected to remain resilient long-term Export Dynamics • CMT positioned to ship exports into Europe, Mediterranean and Southeast Asia17 Strategic Network of Low Cost Facilities Well Positioned • Strategically located assets with access to barge, rail and truck Domestic Logistics • Provide key logistics services for various met. and thermal coal producers and consumers Facilities • Only dry-bulk, rail-serviced terminal on lower Mississippi with significant logistical advantages • State-of-the-art facility with new $120 million shiploader Advantaged Gulf Coast Facility • Physical facility footprint suitable for further expansion • Access to coal, petcoke, liquids and other industrial material markets • Low-cost position in Illinois Basin (“ILB”) market insulates customers from market contraction Competitive, Low- Cost ILB Producers • ILB customers have completed key refinancing efforts, significantly improving credit profiles • U.S. thermal coal producers continue to augment domestic demand with export shipments Attractive Seaborne • Seaborne thermal coal market expected to remain resilient long-term Export Dynamics • CMT positioned to ship exports into Europe, Mediterranean and Southeast Asia

18 CMT Positioned for Continued Throughput Opportunities World class facility on Gulf Coast with direct rail access and cape size loading capabilities • CMT strategically located as only dry-bulk, rail-serviced terminal on lower Mississippi - Fastest shiploader on lower Mississippi • Low-cost, efficient operations • Largest export terminal on the U.S. Gulf Coast • Outbound throughput capacity of ~15M tons per year • $120M expansion to significantly modernize facility and increase operational efficiency • Barge unloading allows CMT’s multi-modal capabilities; now cover all modes of transport options • Access to seaborne markets for coal, petcoke, liquids and other industrial materials provides potential growth opportunities • Dual berths capable of handling Cape and Panamax-sized vessels simultaneously18 CMT Positioned for Continued Throughput Opportunities World class facility on Gulf Coast with direct rail access and cape size loading capabilities • CMT strategically located as only dry-bulk, rail-serviced terminal on lower Mississippi - Fastest shiploader on lower Mississippi • Low-cost, efficient operations • Largest export terminal on the U.S. Gulf Coast • Outbound throughput capacity of ~15M tons per year • $120M expansion to significantly modernize facility and increase operational efficiency • Barge unloading allows CMT’s multi-modal capabilities; now cover all modes of transport options • Access to seaborne markets for coal, petcoke, liquids and other industrial materials provides potential growth opportunities • Dual berths capable of handling Cape and Panamax-sized vessels simultaneously

19 Global Seaborne Thermal Coal Expected to Remain Stable (1) Global Seaborne Thermal Coal Outlook (2015-2022E) Commentary (million metric tonnes) • Coal fired generation will continue as primary global energy 975 967 960 952 source 934 940 899 884 • Demand for seaborne coal may exceed supply by 400 million (2) tons by 2030 - Expect new coal-fired capacity in emerging markets will offset coal-fired replacements in developed markets • CMT services low cost ILB producers through long-term, take- or-pay contract through 2023 • CMT export market share in 2018: - ~20% of total thermal coal exports in U.S. - ~47% of total thermal coal exports in U.S. Gulf • ILB producers continue to augment domestic order book with 2015 2016 2017 2018E 2019E 2020E 2021E 2022E export shipments - Enables productivity / margin optimization without Rest of Asia China Europe flooding domestic marketplace India Japan Rest of World 1) Source: Goldman Sachs 2018 equity research 2) Source: Rodrigo Echeverri, Head of Energy Coal Analysis at Noble Group – as reported by Platts (Feb 2017) 19 Global Seaborne Thermal Coal Expected to Remain Stable (1) Global Seaborne Thermal Coal Outlook (2015-2022E) Commentary (million metric tonnes) • Coal fired generation will continue as primary global energy 975 967 960 952 source 934 940 899 884 • Demand for seaborne coal may exceed supply by 400 million (2) tons by 2030 - Expect new coal-fired capacity in emerging markets will offset coal-fired replacements in developed markets • CMT services low cost ILB producers through long-term, take- or-pay contract through 2023 • CMT export market share in 2018: - ~20% of total thermal coal exports in U.S. - ~47% of total thermal coal exports in U.S. Gulf • ILB producers continue to augment domestic order book with 2015 2016 2017 2018E 2019E 2020E 2021E 2022E export shipments - Enables productivity / margin optimization without Rest of Asia China Europe flooding domestic marketplace India Japan Rest of World 1) Source: Goldman Sachs 2018 equity research 2) Source: Rodrigo Echeverri, Head of Energy Coal Analysis at Noble Group – as reported by Platts (Feb 2017)

20 ILB Netback Economics Commentary Thermal Coal Mine Netback – Rotterdam • Believe ILB export thermal coal profitable into $66 $0 $3 Europe at mid-May API2 Q3 2019 benchmark ($15) pricing of ~$66/t ($5) - Premiums to API2 offered on shipments into ($22) $27 Egypt, South America and Asia • CMT remains well-positioned to continue to serve existing ILB thermal coal producers shipping to Thermal Coal BTU Sulfur Ocean Metric to Inland Mine (1) (2) (3) Europe (Rotterdam) Premium Penalty Freight Short Conversion Freight Netback Thermal Coal Mine Netback – Newcastle $0 $4 Commentary $89 $12 ($35) • Believe ILB export thermal coal also profitable into ($7) Asia at mid-May Newcastle Q3 2019 benchmark ($22) pricing of ~$89/t $42 - Based on average ILB cash cost, netback calculation implies attractive margins • CMT is uniquely positioned as competitive logistics Thermal Coal Ocean Freight - BTU Sulfur Ocean Freight - Metric to Inland Mine (1) (4) (4) (3) facility for ILB exports into Asia (vs. Newcastle (Newcastle) Australia to India Premium Penalty USGC to India Short Conversion Freight Netback Source: Doyle Trading Consultants, Platt’s Coal Trader International and Internal Company Estimates exports) 1) Netback calculation example assuming $66 and $89 per metric tonne mid-May API 2 & Newcastle Q3 2019 benchmark 2) Ocean Freight for US Gulf/ARA Coal Panamax freight. 3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs. 4) Ocean Freight for Australia/India Panamax Freight (~$12/mt) and US Gulf/India Panamax (~$35/mt).20 ILB Netback Economics Commentary Thermal Coal Mine Netback – Rotterdam • Believe ILB export thermal coal profitable into $66 $0 $3 Europe at mid-May API2 Q3 2019 benchmark ($15) pricing of ~$66/t ($5) - Premiums to API2 offered on shipments into ($22) $27 Egypt, South America and Asia • CMT remains well-positioned to continue to serve existing ILB thermal coal producers shipping to Thermal Coal BTU Sulfur Ocean Metric to Inland Mine (1) (2) (3) Europe (Rotterdam) Premium Penalty Freight Short Conversion Freight Netback Thermal Coal Mine Netback – Newcastle $0 $4 Commentary $89 $12 ($35) • Believe ILB export thermal coal also profitable into ($7) Asia at mid-May Newcastle Q3 2019 benchmark ($22) pricing of ~$89/t $42 - Based on average ILB cash cost, netback calculation implies attractive margins • CMT is uniquely positioned as competitive logistics Thermal Coal Ocean Freight - BTU Sulfur Ocean Freight - Metric to Inland Mine (1) (4) (4) (3) facility for ILB exports into Asia (vs. Newcastle (Newcastle) Australia to India Premium Penalty USGC to India Short Conversion Freight Netback Source: Doyle Trading Consultants, Platt’s Coal Trader International and Internal Company Estimates exports) 1) Netback calculation example assuming $66 and $89 per metric tonne mid-May API 2 & Newcastle Q3 2019 benchmark 2) Ocean Freight for US Gulf/ARA Coal Panamax freight. 3) Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs. 4) Ocean Freight for Australia/India Panamax Freight (~$12/mt) and US Gulf/India Panamax (~$35/mt).

2019 Financial Performance Outlook2019 Financial Performance Outlook

22 Expected 2019 Adjusted EBITDA (1) Expect 2019 Consolidated Adjusted EBITDA of $265M – $275M, due to anticipated improved performance at Granite City and Indiana Harbor ($ in millions) ~($2) $9 – $15 $0 – $2 $265 – $275 $263.2 ($3) – ($5) • Improved • Higher employee- $234.7 performance at related costs Granite City • Increased production from rebuilt ovens at Indiana Harbor (1) (1) (2) (1)(3) FY 2017 FY 2018 Domestic Coke Brazil Coke Logistics Corporate FY 2019 Adj. EBITDA Adj. EBITDA and Other Adj. EBITDA Guidance (Consolidated) (Consolidated) (Consolidated) 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Corporate and Other segment includes the results of our former coal mining business. 3) Does not reflect the benefit from the Simplification Transaction.22 Expected 2019 Adjusted EBITDA (1) Expect 2019 Consolidated Adjusted EBITDA of $265M – $275M, due to anticipated improved performance at Granite City and Indiana Harbor ($ in millions) ~($2) $9 – $15 $0 – $2 $265 – $275 $263.2 ($3) – ($5) • Improved • Higher employee- $234.7 performance at related costs Granite City • Increased production from rebuilt ovens at Indiana Harbor (1) (1) (2) (1)(3) FY 2017 FY 2018 Domestic Coke Brazil Coke Logistics Corporate FY 2019 Adj. EBITDA Adj. EBITDA and Other Adj. EBITDA Guidance (Consolidated) (Consolidated) (Consolidated) 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Corporate and Other segment includes the results of our former coal mining business. 3) Does not reflect the benefit from the Simplification Transaction.

23 2019 Guidance Summary (1) Expect 2019 Adjusted EBITDA of $265M to $275M; 24% increase in Adjusted EBITDA since 2016 (1) Metric 2018 Results 2019 Guidance Pro-forma Guidance (2)(3) Adjusted EBITDA $266M - $276M Consolidated $263.2M $265M – $275M $226M - $232M Attrib. to SXC $181.2M $182M – $188M (4) Total Capital Expenditures $97.1M $110M - $120M IHO Oven Rebuilds $33.6M $40 - $48M No change GCO Gas Sharing $24.7M ~$6M Domestic Coke Production 4.03 Mt ~4.1 Mt No change (3) Dom. Coke Adj. EBITDA/ton $52 / ton $53 – $55 / ton No change (5) Operating Cash Flow $185.8M $180M – $195M $176M - $191M (6) (7) Cash Taxes $7.8M $4M – $8M No change 1) Reflects 2019 guidance if the merger of SXC and SXCP was completed on July 1, 2019. 2) Exclude one-time Simplification Transaction costs of ~$5M that will be expensed. 3) See appendix for a definition and reconciliation of Adjusted EBITDA and a definition of Adj. EBITDA/ton. 4) Capital expenditures exclude the impact of capitalized interest. 5) Operating cash flow lower by $4M due to one-time transactions costs of ~$5M, offset by $1M of corporate cost synergies. 6) Included in Operating Cash Flow. 7) See “Reconciliation to Illustrate SXC FCF/share” slide in the appendix for tax synergies offset by higher cash taxes resulting from higher taxable income. 23 2019 Guidance Summary (1) Expect 2019 Adjusted EBITDA of $265M to $275M; 24% increase in Adjusted EBITDA since 2016 (1) Metric 2018 Results 2019 Guidance Pro-forma Guidance (2)(3) Adjusted EBITDA $266M - $276M Consolidated $263.2M $265M – $275M $226M - $232M Attrib. to SXC $181.2M $182M – $188M (4) Total Capital Expenditures $97.1M $110M - $120M IHO Oven Rebuilds $33.6M $40 - $48M No change GCO Gas Sharing $24.7M ~$6M Domestic Coke Production 4.03 Mt ~4.1 Mt No change (3) Dom. Coke Adj. EBITDA/ton $52 / ton $53 – $55 / ton No change (5) Operating Cash Flow $185.8M $180M – $195M $176M - $191M (6) (7) Cash Taxes $7.8M $4M – $8M No change 1) Reflects 2019 guidance if the merger of SXC and SXCP was completed on July 1, 2019. 2) Exclude one-time Simplification Transaction costs of ~$5M that will be expensed. 3) See appendix for a definition and reconciliation of Adjusted EBITDA and a definition of Adj. EBITDA/ton. 4) Capital expenditures exclude the impact of capitalized interest. 5) Operating cash flow lower by $4M due to one-time transactions costs of ~$5M, offset by $1M of corporate cost synergies. 6) Included in Operating Cash Flow. 7) See “Reconciliation to Illustrate SXC FCF/share” slide in the appendix for tax synergies offset by higher cash taxes resulting from higher taxable income.

24 2019 Strategic Growth Priorities • Growing market share in the North American coke market • Disciplined expansion and optimization of logistics assets • Developing additional business lines within Logistics Steel International the domestic Adjacencies Coke Licensing • Continue build-out of Convent steel/carbon markets Marine Terminal capability and • Pursue opportunity set within • Ramp up marketing and diversify customer base domestic market engineering capability to pursue - Dry bulk “Brazil-model” in select markets - Steel mill services • Leveraging technology - Liquids - Western Europe - Other steel inputs to expand in select - South America • Pursue complementary portfolio global markets Asia - M&A24 2019 Strategic Growth Priorities • Growing market share in the North American coke market • Disciplined expansion and optimization of logistics assets • Developing additional business lines within Logistics Steel International the domestic Adjacencies Coke Licensing • Continue build-out of Convent steel/carbon markets Marine Terminal capability and • Pursue opportunity set within • Ramp up marketing and diversify customer base domestic market engineering capability to pursue - Dry bulk “Brazil-model” in select markets - Steel mill services • Leveraging technology - Liquids - Western Europe - Other steel inputs to expand in select - South America • Pursue complementary portfolio global markets Asia - M&A

25 Balanced Capital Allocation Priorities Initiate Dividend • Expect to establish $0.06 quarterly dividend; $0.24 annually Reduce Debt • Accelerate delevering efforts to reach 3.0x gross Debt / EBITDA • Pursue organic growth projects and M&A opportunities Invest In Growth - Simplified structure improves SXC’s ability to execute and fund growth Projects - Lower effective cost of capital and retained cash enable pro forma SXC to be more competitive for third-party M&A and organic growth projects Return Excess Capital to • Flexibility to return capital to shareholders through opportunistic share repurchases Shareholders25 Balanced Capital Allocation Priorities Initiate Dividend • Expect to establish $0.06 quarterly dividend; $0.24 annually Reduce Debt • Accelerate delevering efforts to reach 3.0x gross Debt / EBITDA • Pursue organic growth projects and M&A opportunities Invest In Growth - Simplified structure improves SXC’s ability to execute and fund growth Projects - Lower effective cost of capital and retained cash enable pro forma SXC to be more competitive for third-party M&A and organic growth projects Return Excess Capital to • Flexibility to return capital to shareholders through opportunistic share repurchases Shareholders

26 Compelling Value Creation Opportunity Well Positioned for to Drive Long-Term Value for SunCoke Stakeholders Advantaged Attractive Steady Cash Balanced Capital Assets with Leading Industry Dynamics Flow Generation Allocation Strategy Market Positions26 Compelling Value Creation Opportunity Well Positioned for to Drive Long-Term Value for SunCoke Stakeholders Advantaged Attractive Steady Cash Balanced Capital Assets with Leading Industry Dynamics Flow Generation Allocation Strategy Market Positions

AppendixAppendix

28 Legal and Capital Structure Overview SXC Owns: 2% GP interest Market Cap: $523M 60% LP Interest Unconsolidated TEV: $452M 100% IDRs Unconsolidated Liquidity: $217M (1) 85% Indiana Harbor Brazil Coke (Licensing and Operating) Market Cap: $527M TEV: $1,345M Total Liquidity: $188M 100% Jewell Coke 100% 98% 2% Kanawha River Terminal Middletown Legend Domestic Cokemaking 98% 2% 100% Lake Terminal Haverhill International Logistics (Domestic) 100% 98% 2% Convent Marine Terminal Granite City Note: Market Cap. and TEV data as of 5/15/2019 and Liquidity data as of 3/31/2019 1) DTE Energy owns a 14.8% non-controlling interest in Indiana Harbor 28 Legal and Capital Structure Overview SXC Owns: 2% GP interest Market Cap: $523M 60% LP Interest Unconsolidated TEV: $452M 100% IDRs Unconsolidated Liquidity: $217M (1) 85% Indiana Harbor Brazil Coke (Licensing and Operating) Market Cap: $527M TEV: $1,345M Total Liquidity: $188M 100% Jewell Coke 100% 98% 2% Kanawha River Terminal Middletown Legend Domestic Cokemaking 98% 2% 100% Lake Terminal Haverhill International Logistics (Domestic) 100% 98% 2% Convent Marine Terminal Granite City Note: Market Cap. and TEV data as of 5/15/2019 and Liquidity data as of 3/31/2019 1) DTE Energy owns a 14.8% non-controlling interest in Indiana Harbor

29 Cokemaking Process Heat Recovery Cokemaking Process Generator Turbine Grid Condenser Steam Cooling Tower Feed Water Heaters, Emergency Pumps, Deaerators Vent Stack Cooled Flue Gas Hot Flue Gas Blended Coal Heat Recovery Flue Gas Fan Main Steam Generators Desulfurization Stack C.A C.A C.A C.A System Dome Coke Wet Screening Coke Quench & Crushing Loadout Coal Storage Blended & Coke Ovens Piles Crushed Coal Customer Blast Furnace29 Cokemaking Process Heat Recovery Cokemaking Process Generator Turbine Grid Condenser Steam Cooling Tower Feed Water Heaters, Emergency Pumps, Deaerators Vent Stack Cooled Flue Gas Hot Flue Gas Blended Coal Heat Recovery Flue Gas Fan Main Steam Generators Desulfurization Stack C.A C.A C.A C.A System Dome Coke Wet Screening Coke Quench & Crushing Loadout Coal Storage Blended & Coke Ovens Piles Crushed Coal Customer Blast Furnace

30 Reconciliation to Illustrate SXC FCF/Share ($ in millions, except per share amounts) Status Quo ($ in millions, except per share amounts) Pro Forma Net cash provided by Operating Activities $ 188 Net cash provided by Operating Activities $ 188 Depreciation and amortization expense (148) Depreciation and amoritization expense (148) Changes in working capital and other 8 Changes in working capital and other 8 Net Income $ 48 Net Income $ 48 Depreciation and amortization expense 148 Depreciation and amoritization expense 148 Interest expense, net 65 Interest expense, net 65 Income tax expense 10 Income tax expense 10 (1) (1) Adjusted EBITDA (Consolidated) - Status Quo $ 270 Adjusted EBITDA (Consolidated) $ 270 (2) Cost synergies 2 Adjusted EBITDA attributable to SXCP (220) SXC standalone Adjusted EBITDA $ 50 Adjusted EBITDA (Consolidated) - Pro Forma $ 272 (3) (9) SXC cash interest (3) Consolidated cash interest (63) (4) (10) SXC cash taxes (6) Tax synergies 8 (11) (5) SXC ongoing capex (57) Consolidated cash taxes, excluding tax synergies (14) (6) (5) Adjustment for non-cash items 3 Consolidated ongoing capex (109) (7) (6) Adjustment for non-cash items 3 Distributions from SXCP 47 Free cash flow (FCF) $ 34 Free cash flow (FCF) $ 97 (8) (8) Nonrecurring IHO refurbishment capital and opex 50 Nonrecurring IHO refurbishment capital and opex 50 Adjusted FCF $ 84 Adjusted FCF $ 147 Pro-Forma SXC WA shares outstanding (millions) 89.5 SXC WA shares outstanding (millions) 64.7 Adjusted FCF/Share -- Pro Forma $ 1.65 Adjusted FCF/Share -- Status Quo $ 1.30 1) Based on mid-point of 2019E SXC Consolidated Adjusted EBITDA guidance 2) Based on mid-point of 2019E Adjusted EBITDA attributable to SXCP guidance +27% 3) Anticipated 2019 interest payments associated with SXC term loan 4) Based on mid-point of 2019E SXC cash tax guidance 5) Based on 2019E guidance. Ongoing capex excludes gas sharing and growth related capital expenditures 6) Adjustment for non-cash stock compensation expense based on 2018 actuals 7) Assumes full-year cash flow based on current SXCP quarterly distribution rate of $0.40/LP unit, or ~$1.60 annualized 8) Reflects low-end of 2019E IHO oven rebuild opex and capex guidance 9) Anticipated 2019 SXC and SXCP consolidated cash interest 10) Reflects benefit from a reduction in remedial income and step-up in basis from transaction 11) Incremental cash taxes due to higher income which was previously allocated to SXCP public unitholders30 Reconciliation to Illustrate SXC FCF/Share ($ in millions, except per share amounts) Status Quo ($ in millions, except per share amounts) Pro Forma Net cash provided by Operating Activities $ 188 Net cash provided by Operating Activities $ 188 Depreciation and amortization expense (148) Depreciation and amoritization expense (148) Changes in working capital and other 8 Changes in working capital and other 8 Net Income $ 48 Net Income $ 48 Depreciation and amortization expense 148 Depreciation and amoritization expense 148 Interest expense, net 65 Interest expense, net 65 Income tax expense 10 Income tax expense 10 (1) (1) Adjusted EBITDA (Consolidated) - Status Quo $ 270 Adjusted EBITDA (Consolidated) $ 270 (2) Cost synergies 2 Adjusted EBITDA attributable to SXCP (220) SXC standalone Adjusted EBITDA $ 50 Adjusted EBITDA (Consolidated) - Pro Forma $ 272 (3) (9) SXC cash interest (3) Consolidated cash interest (63) (4) (10) SXC cash taxes (6) Tax synergies 8 (11) (5) SXC ongoing capex (57) Consolidated cash taxes, excluding tax synergies (14) (6) (5) Adjustment for non-cash items 3 Consolidated ongoing capex (109) (7) (6) Adjustment for non-cash items 3 Distributions from SXCP 47 Free cash flow (FCF) $ 34 Free cash flow (FCF) $ 97 (8) (8) Nonrecurring IHO refurbishment capital and opex 50 Nonrecurring IHO refurbishment capital and opex 50 Adjusted FCF $ 84 Adjusted FCF $ 147 Pro-Forma SXC WA shares outstanding (millions) 89.5 SXC WA shares outstanding (millions) 64.7 Adjusted FCF/Share -- Pro Forma $ 1.65 Adjusted FCF/Share -- Status Quo $ 1.30 1) Based on mid-point of 2019E SXC Consolidated Adjusted EBITDA guidance 2) Based on mid-point of 2019E Adjusted EBITDA attributable to SXCP guidance +27% 3) Anticipated 2019 interest payments associated with SXC term loan 4) Based on mid-point of 2019E SXC cash tax guidance 5) Based on 2019E guidance. Ongoing capex excludes gas sharing and growth related capital expenditures 6) Adjustment for non-cash stock compensation expense based on 2018 actuals 7) Assumes full-year cash flow based on current SXCP quarterly distribution rate of $0.40/LP unit, or ~$1.60 annualized 8) Reflects low-end of 2019E IHO oven rebuild opex and capex guidance 9) Anticipated 2019 SXC and SXCP consolidated cash interest 10) Reflects benefit from a reduction in remedial income and step-up in basis from transaction 11) Incremental cash taxes due to higher income which was previously allocated to SXCP public unitholders

31 Q1 2019 Financial Performance Commentary Q1 2019 Earnings Overview ) (1 Consolidated Adj. EBITDA Earnings per Share (diluted) Q1 ‘19 EPS of $0.15, up $0.02 from the prior year ($ in millions) ($/share) quarter • Strong cokemaking performance, partially offset by higher depreciation expense (1) $0.15 $67.3 Consolidated Adj. EBITDA of $67.3M up $3.3M or $0.13 $64.0 5.2% • Coke operations up $4.0M, continued strong performance across the coke segments Q1 ‘18 Q1 ‘19 Q1 ‘18 Q1 ‘19 • Logistics segment down $0.9M due to lower Qtr1 2019 vs. throughput volumes and high water costs ($ in millions, except volumes) Qtr1 2018 Qtr1 2019 Qtr1 2018 Domestic Coke Sales Volumes 974 1 ,004 30 • Lower Corporate and Other costs (2) Logistics Volumes 5,821 5 ,784 (37) (1)(3) Coke Adj. EBITDA $ 59.0 $ 6 3.0 $ 4.0 (1) Logistics Adj. EBITDA $ 13.6 $ 1 2.7 $ (0.9) (1) Corporate and other Adj. EBITDA $ (8.6) $ (8.4) $ 0.2 (1) Adjusted EBITDA (Consolidated) $ 64.0 $ 67.3 $ 3.3 Operating Cash Flow $ 57.3 $ 3 5.3 $ (22.0) 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Reflects inbound tons handled during the period 3) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke 3131 Q1 2019 Financial Performance Commentary Q1 2019 Earnings Overview ) (1 Consolidated Adj. EBITDA Earnings per Share (diluted) Q1 ‘19 EPS of $0.15, up $0.02 from the prior year ($ in millions) ($/share) quarter • Strong cokemaking performance, partially offset by higher depreciation expense (1) $0.15 $67.3 Consolidated Adj. EBITDA of $67.3M up $3.3M or $0.13 $64.0 5.2% • Coke operations up $4.0M, continued strong performance across the coke segments Q1 ‘18 Q1 ‘19 Q1 ‘18 Q1 ‘19 • Logistics segment down $0.9M due to lower Qtr1 2019 vs. throughput volumes and high water costs ($ in millions, except volumes) Qtr1 2018 Qtr1 2019 Qtr1 2018 Domestic Coke Sales Volumes 974 1 ,004 30 • Lower Corporate and Other costs (2) Logistics Volumes 5,821 5 ,784 (37) (1)(3) Coke Adj. EBITDA $ 59.0 $ 6 3.0 $ 4.0 (1) Logistics Adj. EBITDA $ 13.6 $ 1 2.7 $ (0.9) (1) Corporate and other Adj. EBITDA $ (8.6) $ (8.4) $ 0.2 (1) Adjusted EBITDA (Consolidated) $ 64.0 $ 67.3 $ 3.3 Operating Cash Flow $ 57.3 $ 3 5.3 $ (22.0) 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Reflects inbound tons handled during the period 3) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke 31

32 Q4 & FY 2018 Financial Performance Commentary Q4 and FY 2018 Earnings Overview • Q4 ‘18 EPS of $0.03 and FY ‘18 EPS of $0.40 (1) Earnings per Share (diluted) Consolidated Adj. EBITDA ($ in millions) ($/share) - Full-year EPS comparisons primarily driven by: › Favorably impacted by operating performance $263.2 $2.05 $234.7 ($0.32/share) and lack of debt refinancing costs $1.88 ($0.17/share) › Unfavorably impacted by revaluation of deferred tax $69.5 $65.9 $0.40 items ($1.91/share) and higher depreciation $0.03 ($0.13/share) Q4 Q4 FY FY Q4 FY FY Q4 (1) ‘17 ‘18 ‘17 ‘18 • Q4 ‘18 Consol. Adj. EBITDA of $65.9M ‘18 ‘17 ‘18 ‘17 - Continued strong performance at Indiana Harbor ($ in millions, except volumes) Qtr4 2017 Qtr4 2018 FY 2017 FY 2018 - No deferred revenue recognized in Q4 ‘18 versus Domestic Coke Sales Volumes 977 1,040 3,851 4,033 $16.4M in Q4 ‘17 (2) Logistics Volumes 5,590 6,861 21,616 26,605 (1) • FY ‘18 Consolidated Adj. EBITDA of $263.2M up $28.5M, or (1)(3) Coke Adj. EBITDA $44.3 $56.0 $ 207.1 $ 226.3 12.1% vs. FY ’17; exceeding 2018 guidance (1) Logistics Adj. EBITDA (incl. CMT) $35.1 $18.3 $ 70.8 $72.6 (1) - Coke operations up $19.2M Corporate and Other Adj. EBITDA $(9.9) $(8.4) $(43.2) $(35.7) (1) Adjusted EBITDA (Consolidated) $69.5 $65.9 $234.7 $263.2 - Logistics increased $1.8M Operating Cash Flow $20.2 $15.2 $148.5 $185.8 - $7.5M of lower Corporate and Other costs 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Reflects inbound tons handled during the period 3) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke32 Q4 & FY 2018 Financial Performance Commentary Q4 and FY 2018 Earnings Overview • Q4 ‘18 EPS of $0.03 and FY ‘18 EPS of $0.40 (1) Earnings per Share (diluted) Consolidated Adj. EBITDA ($ in millions) ($/share) - Full-year EPS comparisons primarily driven by: › Favorably impacted by operating performance $263.2 $2.05 $234.7 ($0.32/share) and lack of debt refinancing costs $1.88 ($0.17/share) › Unfavorably impacted by revaluation of deferred tax $69.5 $65.9 $0.40 items ($1.91/share) and higher depreciation $0.03 ($0.13/share) Q4 Q4 FY FY Q4 FY FY Q4 (1) ‘17 ‘18 ‘17 ‘18 • Q4 ‘18 Consol. Adj. EBITDA of $65.9M ‘18 ‘17 ‘18 ‘17 - Continued strong performance at Indiana Harbor ($ in millions, except volumes) Qtr4 2017 Qtr4 2018 FY 2017 FY 2018 - No deferred revenue recognized in Q4 ‘18 versus Domestic Coke Sales Volumes 977 1,040 3,851 4,033 $16.4M in Q4 ‘17 (2) Logistics Volumes 5,590 6,861 21,616 26,605 (1) • FY ‘18 Consolidated Adj. EBITDA of $263.2M up $28.5M, or (1)(3) Coke Adj. EBITDA $44.3 $56.0 $ 207.1 $ 226.3 12.1% vs. FY ’17; exceeding 2018 guidance (1) Logistics Adj. EBITDA (incl. CMT) $35.1 $18.3 $ 70.8 $72.6 (1) - Coke operations up $19.2M Corporate and Other Adj. EBITDA $(9.9) $(8.4) $(43.2) $(35.7) (1) Adjusted EBITDA (Consolidated) $69.5 $65.9 $234.7 $263.2 - Logistics increased $1.8M Operating Cash Flow $20.2 $15.2 $148.5 $185.8 - $7.5M of lower Corporate and Other costs 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Reflects inbound tons handled during the period 3) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke

33 Adjusted EBITDA – FY ‘17 to FY ‘18 (1) FY 2018 Adj. EBITDA up $28.5M, or 12.1%, vs. FY 2017 driven by strong improvement at Indiana Harbor and lower Corporate costs ($ in millions) $33.7 ($14.5) $263.2 $7.5 $1.8 $234.7 • $21.7M – 16% • $1.0M – Favorable yield • Higher CMT • $4.5M – Lower employee- increase in volumes throughput volumes, related costs • ($8.4M) – Increased and higher yield from partially offset high • $2.5M – Lower corporate scope of outages rebuilt ovens water costs and legal expenses ($6.5M at Granite City) increased O&M • $10.8M – Benefit from increased O&M • ($2.6M) – Pusher recovery Charger Machine Fire at Granite City • ($2.6M) – Higher O&M • ($1.8) – Unfavorable coal cost recovery at Jewell (1) (2) (1) FY 2017 Indiana Harbor Domestic & Brazil Coke Logistics Corporate FY 2018 Adj. EBITDA (excl. IHO) and Other Adj. EBITDA 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Corporate and Other includes the activity from our legacy coal mining business, which incurred expenses of $9.8 million and $10.5 million during the year ended December 31, 2018 and 2017, respectively.33 Adjusted EBITDA – FY ‘17 to FY ‘18 (1) FY 2018 Adj. EBITDA up $28.5M, or 12.1%, vs. FY 2017 driven by strong improvement at Indiana Harbor and lower Corporate costs ($ in millions) $33.7 ($14.5) $263.2 $7.5 $1.8 $234.7 • $21.7M – 16% • $1.0M – Favorable yield • Higher CMT • $4.5M – Lower employee- increase in volumes throughput volumes, related costs • ($8.4M) – Increased and higher yield from partially offset high • $2.5M – Lower corporate scope of outages rebuilt ovens water costs and legal expenses ($6.5M at Granite City) increased O&M • $10.8M – Benefit from increased O&M • ($2.6M) – Pusher recovery Charger Machine Fire at Granite City • ($2.6M) – Higher O&M • ($1.8) – Unfavorable coal cost recovery at Jewell (1) (2) (1) FY 2017 Indiana Harbor Domestic & Brazil Coke Logistics Corporate FY 2018 Adj. EBITDA (excl. IHO) and Other Adj. EBITDA 1) See appendix for a definition and reconciliation of Adjusted EBITDA. 2) Corporate and Other includes the activity from our legacy coal mining business, which incurred expenses of $9.8 million and $10.5 million during the year ended December 31, 2018 and 2017, respectively.

~4,100Kt 4,016Kt 3,861Kt 34 2019 Domestic Coke Business Outlook (1) Expect Strong Domestic Coke operations in 2019; Domestic Coke Adj. EBITDA expected to be $217M – $223M Commentary Domestic Coke Performance (Coke Production, Kt) • Anticipate a $9M to $15M increase in Domestic Coke Adj. $217M – $223M EBITDA in 2019 due to: $208M $189M - Increased production, higher energy revenue and lower operating and maintenance costs - Improved yield benefit from higher coal pricing • Expect increased production of ~85K tons in 2019 primarily due to improved oven performance from rebuilt ovens at Indiana Harbor Adj. $52/ton $53 - $55/ton $49/ton (1) EBITDA/Ton FY 2018 FY 2019E FY 2017 (1) Adjusted EBITDA ($M) Domestic Coke Production 1) See appendix for a definition and reconciliation of Adjusted EBITDA and a definition of Adj. EBITDA/ton.~4,100Kt 4,016Kt 3,861Kt 34 2019 Domestic Coke Business Outlook (1) Expect Strong Domestic Coke operations in 2019; Domestic Coke Adj. EBITDA expected to be $217M – $223M Commentary Domestic Coke Performance (Coke Production, Kt) • Anticipate a $9M to $15M increase in Domestic Coke Adj. $217M – $223M EBITDA in 2019 due to: $208M $189M - Increased production, higher energy revenue and lower operating and maintenance costs - Improved yield benefit from higher coal pricing • Expect increased production of ~85K tons in 2019 primarily due to improved oven performance from rebuilt ovens at Indiana Harbor Adj. $52/ton $53 - $55/ton $49/ton (1) EBITDA/Ton FY 2018 FY 2019E FY 2017 (1) Adjusted EBITDA ($M) Domestic Coke Production 1) See appendix for a definition and reconciliation of Adjusted EBITDA and a definition of Adj. EBITDA/ton.

35 2019 Logistics Business Outlook (1) Expect tons handled in 2019 to be in line with 2018; Logistics Adjusted EBITDA guidance of $73M – $75M Commentary Logistics Performance (Tons Handled, Kt) • Expect strong Logistics performance in 2019 $73M – $75M $72.6M $70.8M - Anticipate CMT will handle ~10.5Mt for our coal export 26,605 ~25,750 customers and ~1.0Mt business (e.g., aggregates, pet. coke, liquids) 21,616 - Expect 2019 KRT volumes to be in line with 2018 14,389 ~14,250 13,567 • Continuing active pursuit of new business opportunities across fleet - Focused on opportunities to further diversify customer 12,216 ~11,500 8,049 and product mix FY 2017 FY 2018 FY 2019E (1) CMT Logistics (ex. CMT) Total Logistics Adj. EBITDA ($M) 1) See appendix for a definition and reconciliation of Adjusted EBITDA.35 2019 Logistics Business Outlook (1) Expect tons handled in 2019 to be in line with 2018; Logistics Adjusted EBITDA guidance of $73M – $75M Commentary Logistics Performance (Tons Handled, Kt) • Expect strong Logistics performance in 2019 $73M – $75M $72.6M $70.8M - Anticipate CMT will handle ~10.5Mt for our coal export 26,605 ~25,750 customers and ~1.0Mt business (e.g., aggregates, pet. coke, liquids) 21,616 - Expect 2019 KRT volumes to be in line with 2018 14,389 ~14,250 13,567 • Continuing active pursuit of new business opportunities across fleet - Focused on opportunities to further diversify customer 12,216 ~11,500 8,049 and product mix FY 2017 FY 2018 FY 2019E (1) CMT Logistics (ex. CMT) Total Logistics Adj. EBITDA ($M) 1) See appendix for a definition and reconciliation of Adjusted EBITDA.

36 2019 CapEx Overview 2019 projects include final phase of IHO oven rebuild initiative and completion of Granite City gas sharing project 2019 Capex Overciew ($ in millions) Low High Ongoing $64 $66 IHO Oven Rebuilds 40 48 (1) Total Ongoing CapEx $104 $114 (2)(3) Environmental Project (Gas Sharing) 6 6 Total CapEx $110 $120 1) At the midpoint of the range 2019 ongoing CapEX includes approximately $104M in ongoing Coke CapEx and $5M ongoing Logistics. 2) Expect the gas sharing project to be completed in Q2 2019. 3) Excludes ~$4M of cash payments expected to be made in 2019 for work performed in 2018.36 2019 CapEx Overview 2019 projects include final phase of IHO oven rebuild initiative and completion of Granite City gas sharing project 2019 Capex Overciew ($ in millions) Low High Ongoing $64 $66 IHO Oven Rebuilds 40 48 (1) Total Ongoing CapEx $104 $114 (2)(3) Environmental Project (Gas Sharing) 6 6 Total CapEx $110 $120 1) At the midpoint of the range 2019 ongoing CapEX includes approximately $104M in ongoing Coke CapEx and $5M ongoing Logistics. 2) Expect the gas sharing project to be completed in Q2 2019. 3) Excludes ~$4M of cash payments expected to be made in 2019 for work performed in 2018.

37 Definitions Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, coal rationalization costs, changes to our contingent consideration liability related to our acquisition of CMT and the expiration of certain acquired contractual obligations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.37 Definitions Adjusted EBITDA represents earnings before interest, loss (gain) on extinguishment of debt, taxes, depreciation and amortization (“EBITDA”), adjusted for impairments, coal rationalization costs, changes to our contingent consideration liability related to our acquisition of CMT and the expiration of certain acquired contractual obligations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.

38 Adjusted EBITDA Reconciliation ($ in millions) FY '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 FY '18 Q1 '19 Net cash provided by operating activities $ 148.5 $ 57.3 $ 2 8.0 $ 85.3 $ 1 5.2 $ 1 85.8 $ 35.3 Depreciation and amortization expense 128.2 32.9 3 2.0 35.4 4 1.3 1 41.6 37.2 (1) Loss on extinguishment of debt 20.4 0.3 - - - 0 .3 - (2) Loss from equity method investment - - 5.4 - - 5 .4 - Deferred income tax (benefit)/expense (87.2) 0.2 0 .1 (4.3) 0.5 (3.5) (0.4) Changes in working capital and other (16.4) 10.9 (20.9) 37.1 (32.1) (5.0) (13.7) Net Income (loss) $ 103.5 $ 13.0 $ 1 1.4 $ 17.1 $ 5.5 $ 4 7.0 $ 1 2.2 Depreciation and amortization expense 128.2 32.9 3 2.0 35.4 4 1.3 1 41.6 37.2 (1) Loss on extinguishment of debt 20.4 0.3 - - - 0.3 - (3) 60.6 1 5.8 1 5.7 15.4 1 4.5 6 1.4 1 4.8 Interest expense, net Income tax expense / (benefit) (81.6) 2.0 2 .2 (2.4) 2.8 4 .6 3 .0 (2) Loss from equity method investment - - 5.4 - - 5.4 - Contingent consideration adjustments (1.7) - 0.6 0.5 1 .4 2 .5 (0.4) Expiration of land deposits and write-off of costs related to - (4) 5.3 - - - - - - potential new cokemaking facility Simplification Transaction costs - - - - 0 .4 0 .4 0 .5 Adjusted EBITDA $ 234.7 $ 64.0 $ 6 7.3 $ 66.0 $ 6 5.9 $ 2 63.2 $ 67.3 (5) Adjusted EBITDA attributable to noncontrolling interest (86.4) (19.0) (21.6) (21.0) (20.4) (82.0) (18.9) Adjusted EBITDA attributable to SXC $ 148.3 $ 45.0 $ 4 5.7 $ 45.0 $ 4 5.5 $ 1 81.2 $ 48.4 1) The loss on extinguishment of debt was recorded in connection with the debt refinancing activities. 2) In June 2018, the Company recorded a loss in connection with the disposal of our interest in VISA SunCoke Limited. 3) In conjunction with the adoption of ASU 2017-07, the expense associate with the postretirement benefit plans was excluded from operating income and recorded in interest expense, net on the Consolidated Statements of Operations during the periods presented. Amounts in 2017 were immaterial, and therefore, were not reclassified in the reconciliation of Adjusted EBITDA to net income and net cash provided by operating activities. 4) Write-off of previously capitalized engineering and land deposit costs. 5) Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders. 38 Adjusted EBITDA Reconciliation ($ in millions) FY '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 FY '18 Q1 '19 Net cash provided by operating activities $ 148.5 $ 57.3 $ 2 8.0 $ 85.3 $ 1 5.2 $ 1 85.8 $ 35.3 Depreciation and amortization expense 128.2 32.9 3 2.0 35.4 4 1.3 1 41.6 37.2 (1) Loss on extinguishment of debt 20.4 0.3 - - - 0 .3 - (2) Loss from equity method investment - - 5.4 - - 5 .4 - Deferred income tax (benefit)/expense (87.2) 0.2 0 .1 (4.3) 0.5 (3.5) (0.4) Changes in working capital and other (16.4) 10.9 (20.9) 37.1 (32.1) (5.0) (13.7) Net Income (loss) $ 103.5 $ 13.0 $ 1 1.4 $ 17.1 $ 5.5 $ 4 7.0 $ 1 2.2 Depreciation and amortization expense 128.2 32.9 3 2.0 35.4 4 1.3 1 41.6 37.2 (1) Loss on extinguishment of debt 20.4 0.3 - - - 0.3 - (3) 60.6 1 5.8 1 5.7 15.4 1 4.5 6 1.4 1 4.8 Interest expense, net Income tax expense / (benefit) (81.6) 2.0 2 .2 (2.4) 2.8 4 .6 3 .0 (2) Loss from equity method investment - - 5.4 - - 5.4 - Contingent consideration adjustments (1.7) - 0.6 0.5 1 .4 2 .5 (0.4) Expiration of land deposits and write-off of costs related to - (4) 5.3 - - - - - - potential new cokemaking facility Simplification Transaction costs - - - - 0 .4 0 .4 0 .5 Adjusted EBITDA $ 234.7 $ 64.0 $ 6 7.3 $ 66.0 $ 6 5.9 $ 2 63.2 $ 67.3 (5) Adjusted EBITDA attributable to noncontrolling interest (86.4) (19.0) (21.6) (21.0) (20.4) (82.0) (18.9) Adjusted EBITDA attributable to SXC $ 148.3 $ 45.0 $ 4 5.7 $ 45.0 $ 4 5.5 $ 1 81.2 $ 48.4 1) The loss on extinguishment of debt was recorded in connection with the debt refinancing activities. 2) In June 2018, the Company recorded a loss in connection with the disposal of our interest in VISA SunCoke Limited. 3) In conjunction with the adoption of ASU 2017-07, the expense associate with the postretirement benefit plans was excluded from operating income and recorded in interest expense, net on the Consolidated Statements of Operations during the periods presented. Amounts in 2017 were immaterial, and therefore, were not reclassified in the reconciliation of Adjusted EBITDA to net income and net cash provided by operating activities. 4) Write-off of previously capitalized engineering and land deposit costs. 5) Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders.

39 Adjusted EBITDA and Adjusted EBITDA per ton Reconciliation of Segment Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton (1) (2) ($ in millions, except per ton data) Domestic Coke Brazil Coke Logistics Corporate and Other Consolidated Q1 2019 Adjusted EBITDA $58.5 $4.5 $12.7 ($8.4) $67.3 Sales Volume (thousands of tons) 1,004 419 5,784 Adjusted EBITDA per Ton $58.27 $10.74 $2.20 FY 2018 Adjusted EBITDA $207.9 $18.4 $72.6 ($35.7) $263.2 Sales Volume (thousands of tons) 4,033 1,768 26,605 Adjusted EBITDA per Ton $51.55 $10.41 $2.73 Q4 2018 Adjusted EBITDA $51.6 $4.4 $18.3 ($8.4) $65.9 Sales Volume (thousands of tons) 1,040 442 6,861 Adjusted EBITDA per Ton $49.62 $9.95 $2.67 Q3 2018 Adjusted EBITDA $49.1 $4.5 $21.0 ($8.6) $66.0 Sales Volume (thousands of tons) 1,012 454 6,943 Adjusted EBITDA per Ton $48.52 $9.91 $3.02 Q2 2018 Adjusted EBITDA $52.9 $4.8 $19.7 ($10.1) $67.3 Sales Volume (thousands of tons) 1,007 431 6,980 Adjusted EBITDA per Ton $52.53 $11.14 $2.82 Q1 2018 Adjusted EBITDA $54.3 $4.7 $13.6 ($8.6) $64.0 Sales Volume (thousands of tons) 974 441 5,821 Adjusted EBITDA per Ton $55.75 $10.66 $2.34 FY 2017 Adjusted EBITDA $188.9 $18.2 $70.8 ($43.2) $234.7 Sales Volume (thousands of tons) 3,851 1,761 21,616 Adjusted EBITDA per Ton $49.05 $10.34 $3.28 1) Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2017. 2) Corporate and Other includes the results of our legacy coal mining business. 39 Adjusted EBITDA and Adjusted EBITDA per ton Reconciliation of Segment Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton (1) (2) ($ in millions, except per ton data) Domestic Coke Brazil Coke Logistics Corporate and Other Consolidated Q1 2019 Adjusted EBITDA $58.5 $4.5 $12.7 ($8.4) $67.3 Sales Volume (thousands of tons) 1,004 419 5,784 Adjusted EBITDA per Ton $58.27 $10.74 $2.20 FY 2018 Adjusted EBITDA $207.9 $18.4 $72.6 ($35.7) $263.2 Sales Volume (thousands of tons) 4,033 1,768 26,605 Adjusted EBITDA per Ton $51.55 $10.41 $2.73 Q4 2018 Adjusted EBITDA $51.6 $4.4 $18.3 ($8.4) $65.9 Sales Volume (thousands of tons) 1,040 442 6,861 Adjusted EBITDA per Ton $49.62 $9.95 $2.67 Q3 2018 Adjusted EBITDA $49.1 $4.5 $21.0 ($8.6) $66.0 Sales Volume (thousands of tons) 1,012 454 6,943 Adjusted EBITDA per Ton $48.52 $9.91 $3.02 Q2 2018 Adjusted EBITDA $52.9 $4.8 $19.7 ($10.1) $67.3 Sales Volume (thousands of tons) 1,007 431 6,980 Adjusted EBITDA per Ton $52.53 $11.14 $2.82 Q1 2018 Adjusted EBITDA $54.3 $4.7 $13.6 ($8.6) $64.0 Sales Volume (thousands of tons) 974 441 5,821 Adjusted EBITDA per Ton $55.75 $10.66 $2.34 FY 2017 Adjusted EBITDA $188.9 $18.2 $70.8 ($43.2) $234.7 Sales Volume (thousands of tons) 3,851 1,761 21,616 Adjusted EBITDA per Ton $49.05 $10.34 $3.28 1) Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2017. 2) Corporate and Other includes the results of our legacy coal mining business.

40 2019E Guidance Reconciliation ($ in millions) 2019E Low 2019E High Net cash provided by Operating activities $180 $195 Depreciation and amortization expense (150) (145) Changes in working capital and other 14 1 Net Income $44 $51 Depreciation and amortization expense 150 145 Interest expense, net 65 65 Income tax expense 6 14 Adjusted EBITDA (Consolidated) $265 $275 (1) Adjusted EBITDA attributable to noncontrolling interests (83) (87) Adjusted EBITDA attributable to SXC $182 $188 1) Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders. 40 2019E Guidance Reconciliation ($ in millions) 2019E Low 2019E High Net cash provided by Operating activities $180 $195 Depreciation and amortization expense (150) (145) Changes in working capital and other 14 1 Net Income $44 $51 Depreciation and amortization expense 150 145 Interest expense, net 65 65 Income tax expense 6 14 Adjusted EBITDA (Consolidated) $265 $275 (1) Adjusted EBITDA attributable to noncontrolling interests (83) (87) Adjusted EBITDA attributable to SXC $182 $188 1) Reflects non-controlling interest in Indiana Harbor and the portion of the Partnership owned by public unitholders.

41 Balance Sheet & Debt Metrics As of 3/31/2019 Balance SXC Attributable Attributable Consolidated to SXCP to SXC ($ in millions) Cash $ 144 $ 3 $ 1 41 Available Revolver Capacity 261 185 76 Total Liquidity $ 4 05 $ 1 88 $ 2 17 Gross Debt (Long and Short-term) $ 8 53 $ 8 09 $ 44 Net Debt (Total Debt less Cash) $ 7 09 $ 8 06 $ (97) (1) FY 2019 Adj. EBITDA $ 2 70 $ 220 $ 1 85 (1) Gross Debt / FY 2019 Adj. EBITDA 3.16x 3.68x 0.24x (1) Net Debt / FY 2019 Adj. EBITDA 2.63x 3.66x 0.00x (1) Represents mid-point of FY 2019 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC. As of 3/31/2019 Consolidated 2019 2020 2021 2022 2023 2024 2025 Total ($ in millions) SXCP Revolver - - - 1 00.0 - - - 100.0 SXCP Sr. Notes - - - - - - 7 00.0 700.0 SXCP Sale Leaseback 2.1 7 .3 - - - - - 9.4 SXC Term Loan 0.8 3 .4 3 .4 3 6.0 - - - 43.6 Total $ 2.9 $ 1 0.7 $ 3.4 $ 1 36.0 $ - $ - $ 7 00.0 $ 8 53.041 Balance Sheet & Debt Metrics As of 3/31/2019 Balance SXC Attributable Attributable Consolidated to SXCP to SXC ($ in millions) Cash $ 144 $ 3 $ 1 41 Available Revolver Capacity 261 185 76 Total Liquidity $ 4 05 $ 1 88 $ 2 17 Gross Debt (Long and Short-term) $ 8 53 $ 8 09 $ 44 Net Debt (Total Debt less Cash) $ 7 09 $ 8 06 $ (97) (1) FY 2019 Adj. EBITDA $ 2 70 $ 220 $ 1 85 (1) Gross Debt / FY 2019 Adj. EBITDA 3.16x 3.68x 0.24x (1) Net Debt / FY 2019 Adj. EBITDA 2.63x 3.66x 0.00x (1) Represents mid-point of FY 2019 guidance for Adj. EBITDA (Consolidated), Adj. EBITDA attributable to SXCP, and Adj. EBITDA attributable to SXC. As of 3/31/2019 Consolidated 2019 2020 2021 2022 2023 2024 2025 Total ($ in millions) SXCP Revolver - - - 1 00.0 - - - 100.0 SXCP Sr. Notes - - - - - - 7 00.0 700.0 SXCP Sale Leaseback 2.1 7 ..3 - - - - - 9.4 SXC Term Loan 0.8 3 .4 3 .4 3 6.0 - - - 43.6 Total $ 2.9 $ 1 0.7 $ 3.4 $ 1 36.0 $ - $ - $ 7 00.0 $ 8 53.0